EXHIBIT 10.1

PC MALL, INC.

AMENDED AND RESTATED

1994 STOCK INCENTIVE PLAN

(Amended as of June 19, 2002)

(Further amended as of March 22, 2007)

1.                                       Establishment, Purpose, and Definitions.

(a)                                  PC Mall, Inc. (formerly Creative Computers, Inc. and IdeaMall, Inc.) (the “Company”) hereby adopts its 1994 Stock Incentive Plan (the “Plan”).

(b)                                 The purpose of the Plan is to provide incentives to eligible individuals (as defined in Section 4 below) for increased efforts and successful achievements on behalf of or in the interests of the Company and its Affiliates and to maximize the rewards due them for those efforts and achievements.  The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of common stock of the Company (“Stock”) pursuant to options which may qualify as incentive stock options (referred to as “incentive stock options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and employees, officers, directors, independent contractors and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as “nonqualified stock options”).  The Plan also provides for (i) the sale or bonus of Stock to eligible individuals in connection with the performance of services for the Company or its Affiliates, and (ii) awards which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Committee and which may be settled for cash, Stock or a combination thereof, as established by the Committee (such awards referred to herein as “Restricted Stock Units”).  Finally, the Plan authorizes the grant of stock appreciation rights (“SARs”), either separately or in tandem with stock options, entitling holders to cash compensation measured by appreciation in the value of the Stock.

(c)                                  The term “Affiliate” as used in the Plan means parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting “the Company” for “employer corporation”), including parents or subsidiaries of the Company which become such after adoption of the Plan.

2.                                       Administration of the Plan.

(a)                                  The Plan shall be administered by the Board of Directors of the Company (the “Board”).  The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the “Committee”).  The Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3 (or any successor thereto) promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”).  The Committee shall select one of its members as chair of the Committee and shall hold meetings at such times and places as it may determine.  A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee.  If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to the “Committee” shall be construed to refer to the Board.

(b)                                 The Committee shall determine which eligible individuals (as defined in Section 4 below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

(c)                                  The Committee shall also determine which eligible individuals (as defined in Section 4 below) shall be granted or issued SARs, Stock (other than pursuant to the exercise of options), or Restricted Stock Units under the Plan, the timing of such grants or issuances, the terms thereof (including any restrictions and the consideration, if any, to be paid therefor) and the number of shares, SARs or Restricted Stock Units to be granted.

(d)                                 The Committee may amend the terms of any outstanding option or SAR granted under this Plan, but any amendment which would adversely affect the holder’s rights under an outstanding option or SAR shall not be made without the holder’s written consent.  The Committee may, with the holder’s written consent, cancel any outstanding option or SAR or accept any outstanding option or SAR in exchange for a new option or SAR.  The Committee also may amend any stock purchase agreement or stock bonus agreement relating to sales or bonuses of Stock under the Plan or any outstanding Restricted Stock Unit granted under this Plan, but any amendment which would adversely affect the individual’s rights to the Stock or the Restricted Stock Unit shall not be made without his or her written consent.

(e)                                  The Committee shall have the sole authority, in its absolute discretion to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options, SARs, Stock or Restricted Stock Units granted or issued under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.  All decisions, determinations and interpretations of the Committee shall be binding on all participants.

(f)                                    Notwithstanding the foregoing provisions of this Section 2, grants of options or any other awards hereunder to any “Covered Employee,” as such term is defined by Section 162(m) of the Code shall be made only by a Committee (or subcommittee of a Committee) which, in addition to meeting other applicable requirements of this Section 2, is comprised solely of two or more “outside directors,” within the meaning of Section 162(m) of the Code and the regulations thereunder (the “Subcommittee”) to the extent it is intended that such grants qualify as “performance-based compensation” under Section 162(m).  In the case of such grants to Covered Employees, reference to the “Committee” shall be deemed to be references to the Subcommittee as specified above.

3.                                       Stock Subject to the Plan.

(a)                                  The maximum aggregate number of shares of Stock available for issuance under the Plan and during the life of the Plan shall equal 4,326,324 (subject to adjustment for any stock splits or reverse stock splits) and, commencing with the first business day of each calendar year thereafter beginning with January 1, 2003, such maximum aggregate number of shares of Stock shall be increased by a number equal to three percent (3%) of the number of shares of Stock outstanding as of December 31 of the immediately preceding calendar year.  Notwithstanding the foregoing, subject to the provisions of Sections 3(c) and 3(d) below, the maximum aggregate number of shares of Stock available for grant of incentive stock options shall be 650,000 shares of Stock, and such number shall not be subject to annual adjustment as described above.  Notwithstanding the foregoing, the maximum aggregate number of shares of Stock which may be issued pursuant to all awards of restricted Stock and Restricted Stock Units is 100,000 shares.

(b)                                 If an option is surrendered or for any other reason ceases to be exercisable in whole or in part, the shares of Stock which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan.  Any Restricted Stock Units or shares of Stock forfeited to the Company pursuant to the terms of agreements evidencing Restricted Stock Units or sales or bonuses of Stock under the Plan shall continue to be available under the Plan.

(c)                                  If there is any change in the Stock through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Committee, in order to preserve but not to increase the benefits to the outstanding options, SARs, Restricted Stock Units and stock purchase or stock bonus awards under the Plan, including adjustments to the aggregate number and kind of shares subject to the Plan, or to outstanding stock purchase or stock bonus agreements, Restricted Stock Unit agreements or SAR agreements, and the number and kind of shares and the price per share subject to outstanding options; provided however, that a distribution by the Company to its stockholders of all or any portion of the securities of any subsidiary of the Company (a “Spinoff Transaction”) shall not be deemed to be a change in the Stock for purposes of this Section 3.

(d)                                 In the event of a Spinoff Transaction, the Committee may in its discretion make such adjustments and take such other action as it deems appropriate with respect to the outstanding options, SARs, Restricted Stock Units and stock purchase or stock bonus awards under the Plan, including but not limited to adjustments to the number and kind of shares, the price per share and the vesting periods of outstanding options or the substitution, exchange or grant of options to purchase securities of the subsidiary; provided that the Committee shall not be obligated to make any such adjustments or take any such action hereunder.

4.                                       Eligible Individuals.  Individuals who shall be eligible to have granted to them options, SARs, Restricted Stock Units or Stock under the Plan shall be such employees, officers, directors, independent contractors and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time.  Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options.

5.                                       The Option Price.  The exercise price of the each incentive stock option shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted.  The exercise price of each nonqualified stock option shall be as determined by the Committee.  Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than 10 percent of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than 110 percent of the fair market value of the Stock on the date the option is granted.  The exercise price of an option shall be subject to adjustment to the extent provided in Sections 3(c) and 3(d) above.

6.                                       Terms and Conditions of Options.

(a)                                  Each option granted pursuant to the Plan will be evidenced by a written stock option agreement executed by the Company and the person to whom such option is granted.

(b)                                 The Committee shall determine the term of each option granted under the Plan; provided, however, that the term of an incentive stock option shall not be for more than ten years and that, in the case of an incentive stock option granted to a person possessing more than 10 percent of the combined voting power of the Company or an Affiliate, the term of each incentive stock option shall be no more than five years.

(c)                                  In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000.

(d)                                 The stock option agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee.  If an option, or any part thereof is intended to qualify as an incentive stock option, the stock option agreement shall contain those terms and conditions which are necessary to so qualify it.

(e)                                  The maximum number of shares of Stock with respect to which options or other awards may be granted to any individual in any fiscal year under the Plan shall be 650,000 shares, subject to adjustment pursuant to Sections 3(c) and 3(d).  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an employee, if any option or other award is cancelled, the cancelled option or award shall continue to count against the maximum number of shares for which options or awards may be granted to the employee under this Section 6(e).  For this purpose, the repricing of an option or award (or, in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the fair market value of the Stock), shall be treated as a cancellation of the existing option or award and the grant of a new option or award.

7.                                       Terms and Conditions of Stock Purchases and Bonuses

(a)                                  Each sale or bonus grant of Stock pursuant to the Plan will be evidenced by a written stock purchase or stock bonus agreement, as applicable, executed by the Company and the person to whom such stock is sold or granted.

(b)                                 The stock purchase agreement or stock bonus agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions.

8.                                       Terms and Conditions of SARs.  The Committee may, under such terms and conditions as it deems appropriate, authorize the issuance of SARs evidenced by a written SAR agreement (which, in the case of tandem options, may be part of the option agreement to which the SAR relates) executed by the Company and the person to whom the SARs are granted.  The SAR agreement shall specify the term for the SARs covered thereby and contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee.

9.                                       Terms and Conditions of Restricted Stock Units.  The Committee may, under such terms and conditions as it deems appropriate, authorize the issuance of Restricted Stock Units evidenced by a written Restricted Stock Unit agreement executed by the Company and the person to whom the Restricted Stock Units are granted.  The Restricted Stock Unit agreement shall specify the term for the Restricted Stock Units covered thereby and contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee, including not by way of limitation, restrictions on transfer, forfeiture provisions, repurchase provisions and vesting provisions.

10.                                 Amendment, Suspension, or Termination of the Plan.

(a)                                  The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders, and provided further that, except as provided in Sections 3(c) and 3(d) above, the Board shall in no event amend the Plan in the following respects without the consent of shareholders then sufficient to approve the Plan in the first instance:

(i)                                     To materially increase the benefits accruing to participants under the Plan;

(ii)                                  To materially increase the number of shares of Stock available under the Plan; or

(iii)                               To materially modify the eligibility requirements for participation in the Plan.

(b)                                 No option, SAR or Restricted Stock Unit may be granted nor may any Stock be issued (other than upon exercise of outstanding options or SARs or settlement of outstanding Restricted Stock Units) under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the affected individual’s consent, alter or impair any rights or obligations under any option, SAR or Restricted Stock Unit previously granted under the Plan.  The Plan shall terminate with respect to the grant of incentive options on the tenth anniversary of the date of adoption of the Plan, unless previously terminated by the Board pursuant to this Section 10.

11.                                 Transferability.  Incentive stock options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee; provided, however, that the optionee may designate a beneficiary of the optionee’s incentive stock option in the event of the optionee’s death on a beneficiary designation form provided by the Committee.  Other awards may be transferred by gift or through a domestic relations order to members of the optionee’s Immediate Family to the extent provided in the award agreement or in the manner and to the extent determined by the Committee.  For purposes of this Plan, “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the optionee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the optionee) control the management of assets, and any other entity in which these persons (or the optionee) own more than fifty percent (50%) of the voting interests.

12.                                 Payment Upon Exercise of Options.

(a)                                  Payment of the purchase price upon exercise of any option granted under this Plan shall be made in cash, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States; provided, however, that the Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (i) with shares of Stock owned by the optionee or with shares of Stock withheld from the shares otherwise deliverable to the optionee upon exercise of an option; (ii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iii) by delivery of the optionee’s promissory note with such recourse, interest, security and redemption provisions as the Committee in its discretion determines appropriate; or (iv) in any combination of the foregoing.  Any Stock used to exercise options shall be valued at its fair market value on the date of the exercise of the option.

(b)                                 In the event that the exercise price is satisfied by shares withheld from the shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option.

13.                                 Withholding Taxes.

(a)                                  No Stock shall be granted or sold under the Plan to any individual, no option or SAR may be exercised and no RSU shall be settled, until the individual has made arrangements acceptable to the Committee for the satisfaction of federal, state and local income and employment tax withholding obligations, including without limitation obligations incident to the receipt of Stock under the Plan, the lapsing of restrictions applicable to such Stock, the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law or the receipt of cash payments.  Upon the exercise of a stock option of SAR, the settlement of Restricted Stock Units or the lapsing of a restriction on Stock issued under the Plan, the Company (or the optionee’s or shareholder’s employer) may withhold from the shares otherwise deliverable to the optionee upon such exercise, or require the shareholder to surrender shares of Stock as to which the restriction has lapsed, such number of shares having a fair market value sufficient to satisfy federal, state and local income and employment tax withholding obligations.

(b)                                 In the event that such tax withholding is satisfied by the Company or the optionee’s employer withholding shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option.

14.                                 Restrictions on Transfer of Shares.  The Committee may require that the Stock acquired pursuant to the Plan be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the shareholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem appropriate.

15.                                 Change in Control.

(a)                                  For purposes of this Section 15, a “Change in Control” shall be deemed to occur upon:

(i)                                     the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of

Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding Stock;

(ii)                                  a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members cease, by reason of one or more contested elections for Board membership or by one or more actions by written consent of shareholders, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board;

(iii)                               approval by the Company’s shareholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(iv)                              approval by the Company’s shareholders of (x) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) or (y) the complete liquidation or dissolution of the Company; or

(v)                                 approval by the Company’s shareholders of any reverse merger in which the Company survives as an entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

(b)                                 In its discretion, the Committee may provide in any stock option, SAR, Restricted Stock Unit, Stock bonus or Stock purchase agreement (or in an amendment thereto) evidencing an option, SAR, Restricted Stock Unit, Stock bonus or Stock purchase hereunder that, in the event of any Change in Control, all or a portion of any outstanding options or SARs covered by such an agreement shall automatically become vested, nonforfeitable and exercisable, and that all or a portion of any Restricted Stock Unit or restricted Stock covered by such an agreement shall automatically become released from restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of the Change in Control.

If the Committee determines to incorporate a Change in Control provision in any option, SAR or Restricted Stock Unit agreement hereunder, the agreement may provide that, (a) in the event of a Change in Control described in clauses (i), (ii) and (v) above, the option or SAR shall remain exercisable for the remaining term of the option or SAR and (b) in the event of a Change in Control described in clauses (iii) or (iv), the option, SAR or Restricted Stock Unit shall terminate as of the effective date of the merger, disposition of assets, liquidation or dissolution described therein.  The Committee may in its sole discretion provide in any option, SAR or Restricted Stock Unit agreement that, upon any Change in Control described in clauses

(i) through (v) of Section 15(a), the award shall terminate as of the effective date of such Change in Control unless it is assumed by the successor corporation or parent thereof.  In no event shall any option or SAR under the Plan be exercised after the expiration of the term provided for in the related stock option or SAR agreement pursuant to Section 6(b) or Section 8.

16.                                 Shareholder Approval.  The Plan shall become effective upon its approval by the holders of a majority of the Company’s shares voting (in person or by proxy) at a shareholders’ meeting held within 12 months of the Board’s adoption of the Plan.

17.                                 Use of Proceeds.  Cash proceeds realized from the exercise of options granted under the Plan or from other sales of Stock under the Plan shall constitute general funds of the Company.

18.                                 Rule 16b-3 Compliance.  With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as persons subject to Section 16 are concerned.